NUVEEN COLORADO TAX FREE FUND

NUVEEN MISSOURI TAX FREE FUND

NUVEEN OHIO TAX FREE FUND

SUPPLEMENT DATED NOVEMBER 8, 2011

TO THE PROSPECTUS DATED

SEPTEMBER 30, 2011

Proposed Reorganizations of

Nuveen Colorado Tax Free Fund into Nuveen Colorado Municipal Bond Fund

Nuveen Missouri Tax Free Fund into Nuveen Missouri Municipal Bond Fund

Nuveen Ohio Tax Free Fund into Nuveen Ohio Municipal Bond Fund

The Board of Trustees/Directors of Nuveen Multistate Trust I (“NMT I”), Nuveen Multistate Trust IV (“NMT IV”) and Nuveen Investment Funds, Inc. (“NIF”) has approved the reorganization of (a) Nuveen Colorado Tax Free Fund, a series of NIF, into Nuveen Colorado Municipal Bond Fund, a series of NMT I, (b) Nuveen Missouri Tax Free Fund, a series of NIF, into Nuveen Missouri Municipal Bond Fund, a series of NMT IV, and (c) Nuveen Ohio Tax Free Fund, a series of NIF, into Nuveen Ohio Municipal Bond Fund, a series of NMT IV. Each of Nuveen Colorado Tax Free Fund, Nuveen Missouri Tax Free Fund and Nuveen Ohio Tax Free Fund is referred to as an “Acquired Fund” and each of Nuveen Colorado Municipal Bond Fund, Nuveen Missouri Municipal Bond Fund and Nuveen Ohio Municipal Bond Fund is referred to as an “Acquiring Fund.” Each reorganization is subject to approval by the shareholders of the Acquired Fund in that reorganization.

For each reorganization, if the Acquired Fund’s shareholders approve the reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to Acquired Fund shareholders and the Acquired Fund will be terminated. As a result of these transactions, Acquired Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of the Acquired Fund. Each Acquired Fund shareholder will receive Acquiring Fund shares with a total value equal to the total value of that shareholder’s Acquired Fund shares immediately prior to the closing of the reorganization.

For each reorganization, a special meeting of the Acquired Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in mid-February 2012. If the required approval is obtained, it is anticipated that the reorganization will be consummated shortly after the special shareholder meeting. Further information regarding the proposed reorganizations will be contained in proxy materials that are expected to be sent to shareholders of each Acquired Fund in mid-January 2012.

Each Acquired Fund will continue sales and redemptions of its shares as described in the prospectus until shortly before its reorganization. However, holders of shares purchased after the record date set for an Acquired Fund’s special meeting of shareholders will not be entitled to vote those shares at the special meeting.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-FTFIP-1111P